UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 27, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Plan of Reorganization and Disclosure Statement

As previously reported, commencing on April 16, 2009, General Growth Properties, Inc. (“GGP”) and certain of GGP’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  As of the date hereof, 126 Debtors, including GGP, remain subject to the Chapter 11 proceedings (the “TopCo Debtors”).  GGP is pursuing a restructuring (the “Restructuring”) whereby, among other things, existing shares of common stock of GGP (“Common Stock”) would be exchanged (subject to certain adjustments) for shares of common stock (“New Common Stock”) of a new company that would succeed to GGP in the Restructuring (“New GGP”).

On August 27, 2010, the TopCo Debtors filed with the Bankruptcy Court their third amended joint plan of reorganization pursuant to Chapter 11 (the “Amended Plan”) and the proposed disclosure statement thereto (the “Disclosure Statement”).  The Amended Plan sets forth the manner in which claims against and equity interests in the TopCo Debtors are to be treated.  The Disclosure Statement describes the procedures for the solicitation of votes as well as the Amended Plan.  The Amended Plan provides for the consummation of certain restructuring transactions and the treatment of claims and interests against or with respect to the TopCo Debtors.  Under the Amended Plan, GGP will satisfy its debt and other claims in full, provide a substantial recovery for equity holders, and implement a recapitalization with $7 to $8.5 billion of new capital.  At emergence, GGP will split itself into two separate publicly traded companies (New GGP and “Spinco”), and current shareholders will receive common stock in both companies.

The above discussion is a summary of certain substantive provisions of the Amended Plan and of the Disclosure Statement and is qualified in its entirety by the terms of the Amended Plan attached hereto as Exhibit 99.1 and incorporated by reference herein and by the terms of the Disclosure Statement attached hereto as Exhibit 99.2 and incorporated by reference herein, respectively.

The Disclosure Statement contains certain projections and feasibility analyses (collectively, the “Projections”) for New GGP and Spinco.  The TopCo Debtors do not, as a matter of course make external projections or forecasts of their anticipated financial position or results of operations.  Accordingly, the TopCo Debtors do not anticipate that they will, and disclaim any obligation to furnish updated projections, valuations or analyses to reflect circumstances existing since the preparation of the Projections, the occurrence of unanticipated events, or changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions of the Projections are shown to be in error.  GGP refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those included in the exhibits referenced under the captions “Reorganized General Growth: Financial

Information” and “Spinco: Financial Information” with respect to the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan, actions of third parties or otherwise.

This current report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to buy any securities of the TopCo Debtors.  Any solicitation or offer to sell will be made pursuant to  and in accordance with the Disclosure Statement and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan.  Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the related exhibits and information incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this current report on Form 8-K, including the exhibits being furnished as part of this report, may contain forward-looking statements.  The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, GGP’s ability to successfully complete its plan of reorganization and emerge from bankruptcy, GGP’s ability to refinance, extend, restructure or repay its near and intermediate term debt, GGP’s substantial level of indebtedness, GGP’s ability to raise capital through equity issuances, asset sales or the incurrence of new debt, retail and credit market conditions, impairments, GGP’s liquidity demands, and retail and economic conditions.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  GGP disclaims any obligation to update any forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

Exhibit
Number	Description

99.1	TopCo Debtors’ Third Amended Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on August 27, 2010

99.2	Disclosure Statement to the TopCo Debtors’ Third Amended Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on August 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
	Name:	Edmund Hoyt
	Title:	Senior Vice President and Chief Accounting Officer
Date: August 27, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	TopCo Debtors’ Third Amended Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on August 27, 2010

99.2	Disclosure Statement to the TopCo Debtors’ Third Amended Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on August 27, 2010